                                LICENSE AGREEMENT

      This Agreement is entered into as of December 12, 1996 between Licensee Applied Microbiology, Inc., a New York corporation ("AMBI"), and Licensor Aplin & Barrett, Limited, a corporation incorporated under the laws of England and Wales ("A&B") (collectively "parties").

      WHEREAS, AMBI and A&B have entered into a Share Purchase Agreement (the "Purchase Agreement") dated as of December 12, 1996 by and among AMBI, A&B, and Burns Philp (UK) plc ("Burns Philp"), pursuant to which Burns Philp has agreed to purchase all of the issued and outstanding shares of A&B from AMBI; and

      WHEREAS, A&B has developed, and maintained as confidential, certain valuable PROPRIETARY INFORMATION, hereinafter defined, relating to NISIN PREPARATIONS, hereinafter defined, with respect to the manufacture, use, and sale of LICENSED PRODUCTS, hereinafter defined; and

      WHEREAS, AMBI desires the right to use A&B's PROPRIETARY INFORMATION in the manufacture, use, and sale of the LICENSED PRODUCTS; and

      WHEREAS, A&B has obtained, or may obtain, patents encompassed by the PATENTED TECHNOLOGY, hereinafter defined, for certain inventions relating to the manufacture, use, and sale of the LICENSED PRODUCTS; and

      WHEREAS, AMBI desires the right to use the inventions claimed in A&B's PATENTED TECHNOLOGY in the manufacture, use, and sale of the LICENSED PRODUCTS; and

      WHEREAS, the obligations of AMBI and A&B under the Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the parties hereto and the grant of certain licenses by A&B to AMBI as hereafter set forth; and

      WHEREAS, the obligations of AMBI and A&B under the Purchase Agreement are conditioned, among other things, upon the simultaneous execution and delivery of a counterpart License Agreement by the parties hereto granting certain licenses by AMBI to A&B (the "AMBI License Agreement"); and

      WHEREAS, A&B desires the right to use any inventions, modifications, and improvements subsequently made or obtained by AMBI that relate to the manufacture, use, or sale of the EXCLUDED PRODUCTS, and AMBI desires the right to use any inventions, modifications, and improvements subsequently made or obtained by A&B that relate to the manufacture, use, or sale of the LICENSED PRODUCTS; and

      WHEREAS, A&B recognizes that additional classes of products may be developed by AMBI which would be incorporated into the listing of LICENSED

PRODUCTS, and AMBI recognizes that additional classes of products may be developed by A&B which would be incorporated into the listing of EXCLUDED PRODUCTS.

      NOW THEREFORE, for good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1      CERTAIN DEFINITIONS

      1.1 "LICENSED PRODUCTS" shall mean all AMBI products comprising, incorporating, or relating to NISIN PREPARATIONS, whether existing or subsequently developed, for the fields of application that are described by the general classifications listed in Exhibit A-1 attached hereto.

      1.2 "EXCLUDED PRODUCTS" shall mean all A&B products comprising, incorporating, or relating to NISIN PREPARATIONS for the fields of application that are described by the general classifications listed in Exhibit A-2 attached hereto.

      1.3 "PROPRIETARY INFORMATION" shall mean all secret or confidential information relating to the LICENSED PRODUCTS including, without limitation, reagents, computer programs, names and expertise of employees and consultants, know-how, formulas, processes, procedures, ideas, inventions (whether patentable or not), schematics and other technical, business, financial, customer and product development plans, forecasts, strategies, or other confidential information, including currently pending and unpublished patent applications, or subsequently filed and unpublished patent applications, including information obtained from third parties to the extent that A&B is permitted to disclose such information to AMBI, relating to the general classifications listed in Exhibit B.

      1.4 "PATENTED TECHNOLOGY" shall mean those inventions claimed in any patents obtained by, assigned to, or licensed to A&B (to the extent that A&B is permitted to sublicense such patents to AMBI), relating to the LICENSED PRODUCTS during the term of this Agreement including any such patents listed in Exhibit B.

      1.5 "TECHNICAL INFORMATION" shall mean technical information other than the PROPRIETARY INFORMATION and the PATENTED TECHNOLOGY within A&B's control, including information obtained from third parties to the extent that A&B is permitted to disclose such information to AMBI, relating to the manufacture of NISIN PREPARATIONS or the LICENSED PRODUCTS.

      1.6 "NISIN PREPARATIONS" shall mean all products containing a measurable concentration of any form, variant, or derivative of nisin.

2 SCOPE OF LICENSE GRANT

      2.1 Subject to all the terms and limitations of this Agreement, A&B grants to AMBI the perpetual, sole and exclusive, non-transferable, and world-wide rights and licenses, to use A&B's PROPRIETARY INFORMATION, TECHNICAL INFORMATION, and PATENTED TECHNOLOGY in developing, manufacturing, having manufactured, using, selling, marketing, or distributing the LICENSED PRODUCTS. Full consideration for this Agreement is provided by the execution of, and continued compliance with, the counterpart AMBI License Agreement under which A&B will receive rights and licenses to AMBI's PROPRIETARY INFORMATION, TECHNICAL INFORMATION, and PATENTED TECHNOLOGY, the rights and licenses granted under the AMBI License Agreement having an equivalent annual value to the rights and licenses granted under this Agreement.

      2.2 A&B and AMBI agree that this Agreement includes the right to sublicense or disclose the PROPRIETARY INFORMATION and TECHNICAL INFORMATION to a third party provided that any such sublicense or disclosure 1) expressly obligates any such third party to conform to the obligations imposed on AMBI under this Agreement regarding the confidentiality of the PROPRIETARY INFORMATION, 2) is not made to any person or entity involved in the manufacture of any EXCLUDED PRODUCTS for other than A&B or its affiliates, 3) is not made to any person or entity manufacturing any NISIN PREPARATIONS for sale or delivery other than to, or on behalf of, AMBI, A&B, or their affiliates, and 4) is otherwise consistent with the scope of the license and obligations under this Agreement, and further provided that AMBI shall provide notice of each such sublicense or disclosure to A&B within thirty (30) days, and shall, at A&B's request, provide a copy of any such agreement relating to such sublicense or disclosure to A&B, AMBI having the right to redact financial information from such copies.

      2.3 A&B and AMBI agree that this Agreement includes the right to sublicense to any third party any portion or element of the PATENTED TECHNOLOGY provided that any such sublicense 1) is not made to any person or entity involved in the manufacture of any EXCLUDED PRODUCTS for other than A&B or its affiliates, 2) is not made to any person or entity manufacturing any NISIN PREPARATIONS for sale or delivery other than to, or on behalf of, AMBI, A&B, or their affiliates, and is 3) otherwise consistent with the scope of the license and obligations under this Agreement, and further provided that AMBI shall provide notice of each such sublicense to A&B within thirty (30) days, and shall, at A&B's request, provide a copy of any such sublicense to A&B, AMBI having the right to redact financial information from such copies.

      2.4 A&B and AMBI agree that this Agreement does not include the right of AMBI to develop, manufacture, use, sell, or distribute the EXCLUDED PRODUCTS.

      2.5 A&B and AMBI agree that this Agreement includes the right of AMBI to manufacture, or have manufactured, NISIN PREPARATIONS for sale or distribution by AMBI or third parties for incorporation into the LICENSED PRODUCTS.

      2.6 A&B recognizes that new classes of products may be subsequently developed by AMBI and agrees that such new classes of products shall be incorporated into the LICENSED PRODUCTS, Exhibit A-1, provided that AMBI gave written notice to A&B of each such proposed class and that A&B has not, within thirty (30) days, objected to the proposed new class of products as detrimental to A&B's ability to manufacture, use, or sell the EXCLUDED PRODUCTS. To the extent that AMBI disagrees with A&B's objection, AMBI shall seek redress only in accordance with paragraph 10.5.

      2.7 A&B and AMBI further agree that this Agreement does not include the right of AMBI to use any of A&B's copyrights, trademarks, or trade names, in connection with the manufacture, use, sale, or distribution of any of the LICENSED PRODUCTS. However, A&B agrees that AMBI may deplete, in the normal course of business, its inventory of materials and products bearing the "Aplin & Barrett" tradename.


      3 TRANSFER OF PROPRIETARY INFORMATION

      3.1 A&B shall furnish to AMBI, as soon as is reasonably practicable after the effective date of this Agreement, in the form or forms that are mutually acceptable to the parties, the PROPRIETARY INFORMATION, PATENTED TECHNOLOGY, and TECHNICAL INFORMATION necessary to enable AMBI to manufacture, have manufactured, use, and sell the LICENSED PRODUCTS. When the foregoing PROPRIETARY INFORMATION, PATENTED TECHNOLOGY, and TECHNICAL INFORMATION is available in tangible form, it shall be provided in tangible form, and when available in machine readable form, it shall be provided on mutually acceptable media.

      3.2 To the extent that the PROPRIETARY INFORMATION is provided in documentary form, including written, graphic, or machine readable form, at least the first page of any such document, or the label attached to any such machine readable form, shall be suitably marked by A&B to indicate its confidential nature.

      3.3 AMBI agrees that, to the extent any document provided by A&B and marked in accordance with paragraph 3.2 is copied or otherwise reproduced, in whole or in part, each copy or reproduction will be marked by AMBI to indicate its confidential nature.

      3.4 All PROPRIETARY INFORMATION shall remain at all times the property of

A&B and shall not be used by AMBI beyond the scope of the license granted under this Agreement.

      3.5 Upon termination of this Agreement pursuant to paragraph 7.3 as the result of a breach by AMBI, AMBI shall, at A&B's option, return to A&B, or destroy and provide certification of such destruction to A&B, all PROPRIETARY INFORMATION, including all copies, revisions, and translations thereof, and shall thereafter make no use of the PROPRIETARY INFORMATION.


4 TECHNICAL ASSISTANCE

      4.1 A&B agrees to provide to AMBI reasonable technical support and assistance in connection with AMBI's manufacturing of the LICENSED PRODUCTS for a period of two (2) years from the effective date of this Agreement. The term "sublicensee" as used in this Section includes "assignees and transferees" in accordance with paragraph 10.3.

      4.2 The technical support and assistance provided by A&B may include, as reasonably required, meetings with A&B technical personnel at A&B's facilities, visits by A&B technical personnel to AMBI's or its sublicensees' facilities, observation of A&B's manufacturing operation by technical personnel of AMBI, its consultants, or its duly sublicensed manufacturers of NISIN PREPARATIONS, and on site support at AMBI's or its sublicensees' facilities, subject to the following terms and conditions:

            4.2.1 Such technical support and assistance services will only be provided at the request of AMBI, or its successor in accordance with paragraph 10.3, requests for the support and assistance to sublicensees provided at

      A&B's facility being subject to A&B's approval, such approval not to be unreasonably withheld;

            4.2.2 Such services will be provided at times, places, and in a manner mutually acceptable to the parties;

            4.2.3 Such technical support and assistance services provided during visits by AMBI personnel and approved sublicensees to A&B's facilities will not exceed a total of forty-five (45) working days in any one year period;

            4.2.4 Such technical support and assistance services provided by A&B personnel at AMBI's and its sublicensees' facilities will not exceed a total of sixty (60) person-days in any one year period;

            4.2.5 A&B shall not place a surcharge on any such services, but AMBI shall, subject to paragraph 4.2.6, reimburse A&B for all reasonable expenses incurred in connection with the provision of such services including, but not limited to, the salary, travel, meal and living expenses of the A&B personnel providing the service, excluding expenses otherwise paid by AMBI, e.g. salaries paid pursuant to the Supply Agreement between the parties of even date;

            4.2.6 AMBI shall not be responsible for any expense over $500 incurred by A&B in conjunction with providing such technical support and assistance without AMBI's prior written approval;

            4.2.7 The expenses related to A&B's technical support and assistance under paragraph 4.2.4 will be detailed in a statement to AMBI delivered as soon as reasonably available after the conclusion of any such visit by A&B's technical personnel.

5 INVENTIONS AND IMPROVEMENTS

      5.1 AMBI shall, in good faith, promptly notify A&B of any inventions, modifications, or improvements to, or applications of, the PROPRIETARY INFORMATION or the PATENTED TECHNOLOGY relating to the manufacture, modification, or use of NISIN PREPARATIONS in any of the LICENSED PRODUCTS where such inventions, modifications, or improvements are reasonably related to or may improve A&B's manufacture, use, or sale of the EXCLUDED PRODUCTS. A&B recognizes and acknowledges that any such inventions, modifications, or improvements are proprietary to and owned exclusively by AMBI.

      5.2 With respect to any notice provided to A&B under paragraph 5.1, AMBI shall notify A&B within thirty (30) days of filing for patent protection for any such invention, modification, or improvement, shall specify the countries in which any such patent applications have been filed, and shall provide A&B with a copy of the first such application and a copy of any subsequent application that includes new matter.

      5.3 A&B agrees to hold such inventions, modifications, improvements, or applications as AMBI's PROPRIETARY INFORMATION in accordance with the provisions of the AMBI License Agreement. After any such patent application is published, or otherwise made publicly available in a manner consistent with the procedures of the jurisdiction in which such application is pending, or a patent is granted, information so published or otherwise made publicly available will no longer be considered AMBI's PROPRIETARY INFORMATION.

      5.4 With respect to all such patent applications, AMBI shall ensure that none of A&B's PROPRIETARY INFORMATION is disclosed in the specification or in subsequent communications with the relevant patent office without the express written consent of A&B.

      5.5 The parties agree that A&B will have the non-exclusive right to use any such inventions, modifications, or improvements, whether or not patented, without payment or limitation, in the development, manufacture, use, and sale of the EXCLUDED PRODUCTS in accordance with the terms and conditions of the AMBI License Agreement.

      5.6 Upon A&B's request, AMBI shall provide a detailed description of any such invention, modification, or improvement sufficient to enable A&B to use the same in the development, manufacture, use, and sale of the EXCLUDED PRODUCTS.

      5.7 The parties agree that A&B will have the non-exclusive right to use, without limitation, any inventions, modifications, or improvements to, or new applications of, the PROPRIETARY INFORMATION, TECHNICAL INFORMATION, or PATENTED TECHNOLOGY in which AMBI has or obtains rights arising from research contracted, commissioned, directed, or funded by AMBI ("Contracted Research"), including, without limitation, Contracted Research to improve yields and to develop nisin variants, that is reasonably applicable, in AMBI's opinion, to the EXCLUDED PRODUCTS, to the extent permitted and in accordance with the terms and conditions of the AMBI License Agreement and the terms and conditions of the Contracted Research. A&B will have no responsibility for any payments for such Contracted Research other than those required under the terms and conditions of the Contracted Research or which have been separately approved by A&B, such payments not being subject to any surcharge by AMBI. AMBI further agrees that it will keep A&B informed regarding the scope and objectives of the Contracted Research, and results from such Contracted Research, that are reasonably applicable to the EXCLUDED PRODUCTS.

      5.8 With respect to inventions, modifications, or improvements for which AMBI is obligated to provide notice to A&B under paragraph 5.1, the parties agree that A&B will have the non-exclusive right to review and use data or other information developed during any experimental, clinical, qualification, regulatory, or other testing, relating to any improvements to or new applications of the PROPRIETARY INFORMATION, TECHNICAL INFORMATION, or PATENTED TECHNOLOGY including, without limitation, toxicological evaluations, performed by, or on behalf of, AMBI, without payment or limitation, in the development, manufacture, use, approval, qualification, or sale of the EXCLUDED PRODUCTS in accordance with the terms and conditions of the AMBI License Agreement.

      5.9 A&B agrees to hold information or data received from AMBI in accordance with paragraphs 5.7 or 5.8 as AMBI's PROPRIETARY INFORMATION in accordance with the provisions of the AMBI License Agreement. After any such information is published, or otherwise becomes publicly available, such information will no longer be considered AMBI's PROPRIETARY INFORMATION.


6 CONFIDENTIALITY


      6.1 AMBI recognizes that A&B's PROPRIETARY INFORMATION is critical to the business of A&B and that A&B would not enter into this Agreement without assurance that such PROPRIETARY INFORMATION and the value thereof will be protected as provided in this Section 6 and elsewhere in this Agreement. Accordingly, AMBI agrees as follows:

      6.2 AMBI shall hold A&B's PROPRIETARY INFORMATION in confidence and to take all precautions with respect thereto as AMBI employs with respect to its own confidential materials.

      6.3 AMBI shall not divulge, release, disseminate, or otherwise disclose any PROPRIETARY INFORMATION, or any information derived therefrom, to any third party, except as permitted under and in accordance with paragraph 2.2.

      6.4 Notwithstanding the foregoing, the preceding covenants shall not apply to any PROPRIETARY INFORMATION which AMBI can establish:

            6.4.1 Is in or (through no improper action or inaction by the AMBI, its agents or employees) enters the public domain;

            6.4.2 Was rightfully in AMBI's possession or known by it prior to receipt from A&B;

            6.4.3 Was rightfully disclosed to AMBI by a third party without restriction, however, A&B considers all previous transfers of PROPRIETARY INFORMATION from A&B to AMBI to have been confidential; or

            6.4.4 Was independently developed by AMBI without access to or use of any of A&B's PROPRIETARY INFORMATION.

      6.5 Immediately upon termination of AMBI's license under paragraph 7.3, AMBI will turn over to A&B all documents or media containing any PROPRIETARY INFORMATION and any and all copies or extracts thereof and will make no further use of any kind of any of A&B's PROPRIETARY INFORMATION.

      6.6 AMBI acknowledges and agrees that due to the unique nature of A&B's PROPRIETARY INFORMATION, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may result in irreparable harm to A&B and therefore, that upon any such breach or any threat thereof, A&B shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law.



7 TERM AND TERMINATION

      7.1 This Agreement will remain in effect unless terminated pursuant to paragraph 7.2

      7.2 If a party intentionally, willfully, or through its gross negligence, materially breaches a material provision of this Agreement, the other party may terminate this Agreement upon 60 days prior written notice unless the breach is cured within such period or, if the breach cannot reasonably be so cured, diligent efforts to effect such cure are commenced during that period and are continued in a diligent manner until the cure is completed, which shall be within a reasonable time.

      7.3 In the event of any termination of this Agreement due to a breach by AMBI under paragraph 7.2, the rights and licenses granted AMBI under this Agreement, including all sublicenses, shall terminate but AMBI's obligations under Section 6, as well as obligations imposed on AMBI's sublicensees under paragraph 2.2, to maintain the confidentiality of A&B's PROPRIETARY INFORMATION and TECHNICAL INFORMATION shall survive such termination for a period of five
(5) years thereafter; and further provided that if the termination is on account of a breach by A&B, the rights and licenses granted AMBI in Section 2, and disclosures made or sublicenses granted by AMBI in accordance with this Agreement, will continue for all PROPRIETARY INFORMATION, PATENTED TECHNOLOGY, and TECHNICAL INFORMATION licensed as of the termination date, provided that any such disclosure or sublicense, according to its terms, (i) was properly granted,
(ii) A&B will have no further obligation thereunder, (iii) all the restrictions and limitations of this Agreement shall continue to apply to such disclosure or sublicense as though this Agreement continued in effect, and (iv) A&B shall be entitled to require AMBI to terminate such disclosures or sublicenses on the same basis as is provided herein for termination of this Agreement.

      7.4 Neither party shall incur any liability whatsoever for any damage, loss or expenses of any kind suffered or incurred by the other arising from or incident to any termination of this Agreement (or any part thereof) other than that provided for in paragraph 6.7.


8 REPRESENTATIONS AND WARRANTIES

      8.1 A&B represents and warrants that it has full power, authority and legal right to enter into and perform this Agreement and to grant to AMBI the rights and licenses set forth herein; that the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part; and that the execution, delivery and performance of this Agreement do not contravene any law, governmental rule, regulation or order binding on A&B or contravene its charter or by-laws or any material indenture, mortgage or contract or other agreement to which it is a party or by which it is bound and which could reasonably be expected to have a material adverse effect on the ability of A&B to fulfill its obligations under the Agreement.

      8.2 AMBI represents and warrants that it has full power, authority and legal right to enter into and perform this Agreement; that the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part; and that the execution, delivery and performance of this Agreement do not contravene any law, governmental rule, regulation or order binding on AMBI or contravene its charter or by-laws or any material indenture, mortgage or contract or other agreement to which it is a party or by which it is bound and which could reasonably be expected to have a material adverse effect on the ability of AMBI to fulfill its obligations under the Agreement.

      8.3 A&B represents and warrants that A&B owns all right, title and interest in and to the PROPRIETARY INFORMATION and PATENTED TECHNOLOGY and that the possession and use of the PROPRIETARY INFORMATION and PATENTED TECHNOLOGY does not infringe any existent patent, known trade secret, or other intellectual property right of any third party. The warranty provided by this Section 8 does not extend to claims based on modifications to the PROPRIETARY INFORMATION and PATENTED TECHNOLOGY by any party other than A&B nor to any use by AMBI in a manner inconsistent with this Agreement.


9 INFRINGEMENT MATTERS

      9.1 In the event that any claim of infringement arises from AMBI's use of the PROPRIETARY INFORMATION and PATENTED TECHNOLOGY in the manufacture of the LICENSED PRODUCTS and licensed as of the date of this Agreement, A&B will be solely responsible for expenses incurred in defending or settling any such action. In the event AMBI is notified of any such claim of infringement, AMBI must give written notice to A&B within ten (10) days of such notice for this paragraph to be operative.

      9.2 In the event that any claim of infringement arises from AMBI's use of the PROPRIETARY INFORMATION and PATENTED TECHNOLOGY in the manufacture of the LICENSED PRODUCTS, AMBI will cooperate in A&B's defense of any such action by making its records and personnel reasonably available at times, places, and in a manner mutually acceptable to the parties.

10 MISCELLANEOUS

      10.1 INCIDENTAL AND CONSEQUENTIAL DAMAGES - EXCEPT AS OTHERWISE SET FORTH

IN SECTION 9, NEITHER PARTY WILL BE LIABLE UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER THEORY FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT. THIS PARAGRAPH SHALL NOT BE READ OR INTERPRETED TO EXCLUDE, RESTRICT, OR LIMIT EITHER PARTY'S LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM ITS NEGLIGENCE.

      10.2 Independent Contractors - The parties are independent contractors and not partners, joint venturers or otherwise affiliated and neither has any right or authority to bind the other in any way.

      10.3 Assignment - The rights and obligations of the parties under this Agreement, may be assigned or transferred to affiliates or subsidiaries 1) in which a party maintains a controlling interest, 2) which, with a party, are both under the common control of a third party (e.g. Burns Philp), or 3) to successors to the parties' business interests by the sale or merger of substantially all of AMBI's assets relating to the LICENSED PRODUCTS or by the sale or merger of substantially all of A&B's assets relating to the EXCLUDED PRODUCTS.

      10.4 Amendment and Waiver - Except as otherwise expressly provided herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or any particular instance and either retroactively or prospectively) only with the written consent of the parties, such amendments and waivers not to be unreasonably refused.

      10.5 Resolution of Disputes.

            10.5.1 Negotiation Between Executives - The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement, or the breach, termination or validity thereof, by negotiations between executives who have authority to settle the controversy. Any party may give the other party written notice of any dispute not resolved in the normal course of business. Within 20 days after delivery of such notice, executives of both parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to exchange relevant information and to attempt to resolve the dispute. If the matter has not been resolved within 60 days of the disputing party's notice, or if the parties fail to meet within 20 days, either party may initiate arbitration of the controversy or claim as provided hereinafter.

            If a negotiator intends to be accompanied at a meeting by an attorney, the other negotiator shall be given at least three working days' notice of such intention and may also be accompanied by an attorney. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and state rules of evidence.

            10.5.2 Arbitration - If a dispute arising out of or relating to this

      Agreement, or the breach, termination or validity thereof, has not been resolved by negotiation as provided herein, it shall be settled by arbitration in accordance with the Center for Public Resources Institute for Dispute Resolution Rules for Non-Administered Arbitration of Business Disputes. The arbitration shall take place in New York City, New York, shall be governed by the United States Arbitration Act, 9 U.S.C.
      Sections 1-16, and
      judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.]

      10.6 Governing Law and Legal Actions - This Agreement shall be governed by and construed under the laws of the State of New York and the United States without regard to conflicts of laws provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods.

      10.7 Jurisdiction and Venue - The parties agree not to contest personal jurisdiction and further agree that any action initiated relating to this Agreement shall be filed in the United States District Court for the Southern District of New York.

      10.8 Headings - Headings and captions are for convenience only and are not to be used in the interpretation of this Agreement.

      10.9 Notices - Notice under this Agreement shall be sufficient only if personally delivered, delivered by a major commercial rapid delivery courier service, or mailed by certified or registered mail, return receipt requested to a party at its addresses set forth in the signature block below or as amended by notice pursuant to this subsection.

      10.10 Entire Agreement - This Agreement supersedes all proposals, oral or written, all negotiations, conversations, or discussions between or among the parties relating to the subject matter of this Agreement and all past dealing or industry custom.

      10.11 WARRANTY DISCLAIMER - EXCEPT AS OTHERWISE SET FORTH HEREIN, A&B MAKES NO WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS

AGREEMENT AND HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

      10.12 Force Majeure - Neither party hereto shall be responsible for any failure to perform its obligations under this Agreement if such failure is caused by acts of God, war, strikes, revolutions, lack or failure of transportation facilities, laws or governmental regulations or other causes which are beyond the reasonable control of such party. Obligations hereunder, however, shall in no event be excused but shall be suspended only until the cessation of any cause of such failure. In the event that such force majeure should obstruct performance of this Agreement for more than six (6) months, the parties hereto shall consult with each other to determine whether this Agreement should be modified. The party facing an event of force majeure shall use its best endeavors in order to remedy that situation as well as to minimize its effects. A case of force majeure shall be notified to the other party by telex or telefax within five (5) days after its occurrence and shall be confirmed by a letter.

      10.13 Severability - If any provision of this Agreement is held illegal, invalid or unenforceable by a court of competent jurisdiction, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.


                                        LICENSEE:

                                        APPLIED MICROBIOLOGY, INC.


                                        By: _____________________________
                                                 Benjamin Sporn
                                        Title:   Vice President

                                        Address: Applied Microbiology, Inc.

                                                    Old Saw Mill River Road
                                                    Tarrytown, NY 10591
                                                    U.S.A.
                                                    Attn: Benjamin Sporn, Esq.

                                        With Copy:  Brobeck, Phleger & Harrison
                                                    LLP
                                                    1633 Broadway, 47th Floor
                                                    New York, New York 10019
                                                    Attn: Richard R. Plumridge,
                                                          Esq.
                                                    Fax: (212) 586-7878

                                        LICENSOR:


                                        APLIN & BARRETT, LIMITED


                                        By: ______________________________
                                                    Benjamin Sporn

                                        Title:      Lawful Attorney

                                        Address:    Aplin & Barrett Limited
                                                    15 North Street
                                                    Beaminster, Dorset
                                                    DT8 3DZ
                                                    England
                                                    Attn: Dr. Robert Evans

                                        With Copy:  Burns Philp & Co. Ltd.
                                                    7 Bridge Street
                                                    Sydney, NSW 2000, Australia
                                                    Attn: The Company Secretary
                                                    Fax: 61 2 9247 8391

                                   EXHIBIT A-1

                                LICENSED PRODUCTS

Pharmaceutical Products


Animal Healthcare Products


Deodorant Products


Cosmetic Preservatives


Hygiene Products


Environmental Sanitizers


NISIN PREPARATIONS for incorporation in LICENSED PRODUCTS

                                  EXHIBIT A-2

                               EXCLUDED PRODUCTS

NISIN PREPARATIONS for incorporation into EXCLUDED PRODUCTS

Food Additives for food preservation

Food Preservatives

Food Preservation Methods